Exhibit 10.46

SIXTH AMENDMENT TO VENDOR AGREEMENT

This SIXTH AMENDMENT TO THE VENDOR AGREEMENT (this “Sixth Amendment”) is effective as of March 1, 2006 (the “Sixth Amendment Effective Date”) by and between BEST BUY PURCHASING LLC (“Best Buy”) and TIVO INC (“TiVo”).

RECITALS

WHEREAS, Best Buy Co., Inc. and TiVo Inc. entered into that certain Vendor Agreement having an effective date of March 3, 2002, as amended (the “Vendor Agreement”); and

WHEREAS, Best Buy Purchasing LLC and TiVo Inc. wish to modify certain provisions in the Vendor Agreement as explicitly set forth in this Sixth Amendment.

NOW, THEREFORE, Best Buy Purchasing LLC and TiVo Inc. agree as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein have the meanings set forth in the Vendor Agreement.

1. TERM. Section 16.1 of the Vendor Agreement is hereby amended by replacing “February 28, 2006” with “February 28, 2007”.

2. EFFECT OF AMENDMENT. Except as expressly modified herein, all other terms and conditions of the Vendor Agreement remain in full force and effect.

IN WITNESS WHEREOF, Best Buy Purchasing LLC’s and TiVo Inc.’s respective duly authorized officers have executed this Sixth Amendment. This Sixth Amendment may be executed in counterparts, each of which is deemed an original, but all of which together constitute one and the same original.

TIVO INC.		BEST BUY PURCHASING LLC

By:	/s/ Joe Miller	By:	/s/ Michael A. Vitelli
Printed Name: Joe Miller		Printed Name: Michael A. Vitelli
Title: VP, Sales		Title: SVP Merchandising
Date: 2/28/2006		Date: 2/28/2006

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